SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 22, 1999
                                                        -----------------

                         RAINTREE HEALTHCARE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

             0-27374                                   86-0684011
      (Commission File Number)            (I.R.S. Employer Identification No.)

             15300 N. 90TH ST., SUITE 100, SCOTTSDALE, ARIZONA 85260
               (Address of Principal Executive Offices) (Zip Code)

                                 (480) 423-1954
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS

         On December 22, 1999, RainTree Healthcare Corporation (the "Company") filed a Form 15 with the United States Securities and Exchange Commission (the "SEC"). The Form 15 was filed for the purpose of suspending the Company's reporting requirements under the Securities Exchange Act of 1934, as amended, subject to SEC approval. Termination of registration of the Company's common stock will take effect within 90 days of the filing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RAINTREE HEALTHCARE CORPORATION

December 29, 1999                         By /s/  JIMMY L. FIELDS
                                             -----------------------------------
                                             Jimmy L. Fields
                                             Executive Vice President and
                                             Chief Financial Officer



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